===============================================================================


                                                                   EXHIBIT 10.1


     Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.



                             DISTRIBUTION AGREEMENT

                                  BY AND AMONG

                                PLC SYSTEMS INC.,

                            PLC MEDICAL SYSTEMS, INC.

                                       AND

                            EDWARDS LIFESCIENCES LLC

                                      DATED

                                 JANUARY 9, 2001


===============================================================================

                                TABLE OF CONTENTS



ARTICLE I Definitions..............................................................................1

ARTICLE II Appointment.............................................................................4

   SECTION 2.1.    Appointment.....................................................................4
   SECTION 2.2.    Competition.....................................................................4


ARTICLE III Obligations of Distributor.............................................................5

   SECTION 3.1.    General Obligations of Edwards..................................................5
   SECTION 3.2.    Costs and Expenses..............................................................5
   SECTION 3.3.    Sales and Marketing Option......................................................5

ARTICLE IV Obligations of PLC......................................................................6

   SECTION 4.1.    Transition Services.............................................................6
   SECTION 4.2.    Approvals.......................................................................6
   SECTION 4.3.    Labeling of Products............................................................6
   SECTION 4.4.    Clinical or Marketing Studies...................................................6
   SECTION 4.5.    Installation Services and Services Provided under Extended Service Agreements...6
   SECTUIB 4.6.    Warranty and Preventive Maintenance Services....................................7
   SECTION 4.7.    Recall of Products..............................................................7
   SECTION 4.8.    Product Liability Insurance.....................................................7
   SECTION 4.9.    Costs and Expenses..............................................................8

ARTICLE V Sales and Marketing......................................................................8

   SECTION 5.1.    Marketing Plan..................................................................8
   SECTION 5.2.    Sales Plan......................................................................8
   SECTION 5.3.    Sales Material and Literature...................................................8
   SECTION 5.4.    Training and Retention of Sales Personnel.......................................8
   SECTION 5.5.    Performance Record of Sales Personnel...........................................9


                                       i


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

ARTICLE VI Purchase Arrangements.................................................................. 9

   SECTION 6.1.    Purchase Forecasts for Products................................................ 9
   SECTION 6.2.    Purchaser Orders; No Minimum Product Quantities................................ 9
   SECTION 6.3.    Placement of Orders............................................................10

ARTICLE VII Pricing, Payment, Shipping............................................................10

   SECTION 7.1.    TMR Disposable Kits............................................................10
   SECTION 7.2.    HL-1 Laser Systems.............................................................11
   SECTION 7.3.    HL-2 Laser Systems.............................................................11
   SECTION 7.4.    Product Accessories............................................................12
   SECTION 7.5.    Shipping.......................................................................12
   SECTION 7.6.    Payment........................................................................12

ARTICLE VIII Term and Termination; Annual Meeting.................................................12

   SECTION 8.1.    Term and Renewal...............................................................12
   SECTION 8.2.    Immediate Termination..........................................................13
   SECTION 8.3.    Annual Meeting.................................................................13

ARTICLE IX Warranties and Indemnification.........................................................13

   SECTION 9.1.    Warranties.....................................................................13
   SECTION 9.2.    Indemnification by PLC.........................................................13
   SECTION 9.3.    Indemnification by Edwards.....................................................14
   SECTION 9.4.    Indemnification Procedures.....................................................14

ARTICLE X Intellectual Property Rights and Confidentiality........................................15

   SECTION 10.1.   Trademarks.....................................................................15
   SECTION 10.2.   Confidential Information.......................................................15

ARTICLE XI MISCELLANEOUS..........................................................................16

   SECTION 11.1.   Relationship...................................................................16
   SECTION 11.2.   No Conflict....................................................................16
   SECTION 11.3.   Governing Law..................................................................16
   SECTION 11.4.   Escalation.....................................................................17


                                       ii



   SECTION 11.5.   Jurisdiction and Consent to Service............................................17
   SECTION 11.6.   Notices........................................................................18
   SECTION 11.7.   Interpretation.................................................................19
   SECTION 11.8.   Severability...................................................................19
   SECTION 11.9.   Counterparts...................................................................19
   SECTION 11.10.  Entire Agreement; No Third Party Beneficiaries.................................19
   SECTION 11.11.  Amendments and Modifications; Waivers and Extensions...........................20
   SECTION 11.12.  Assignment.....................................................................20
   SECTION 11.13.  Exhibits.......................................................................20
   SECTION 11.14.  Expenses.......................................................................20
   SECTION 11.15.  No Consequential or Punitive Damages...........................................21


EXHIBITS AND SCHEDULES

   Exhibit A      Description of Products
   Schedule 2.1   Distributors
   Schedule 3.3   Sales Personnel
   Schedule 4.1   Transition Services
   Schedule 4.5   Installation Services and Services Relating to Extended
                  Service Agreements
   Schedule 4.6   Warranty and  Preventive Maintenance Services
   Schedule 4.8   Product Liability Insurance
   Schedule 5.1   Marketing Plan
   Schedule 5.2   Sales Plan
   Schedule 7.3   HL-2 Laser System Customers
   Schedule 7.4   Product Accessories

                             DISTRIBUTION AGREEMENT

         DISTRIBUTION AGREEMENT, dated as of January 9, 2001 this "Agreement"), by and among Edwards Lifesciences LLC, a Delaware corporation ("Edwards"), PLC Systems Inc., a Yukon Territory corporation ("PLC Parent"), and PLC Medical Systems, Inc., a Delaware corporation ("PLC"), which is a wholly owned subsidiary of PLC Parent.

         WHEREAS, PLC has developed a carbon dioxide laser system and related accessories described in EXHIBIT A hereto (as set forth in Exhibit A, the "Products"), and desires that the sale and use of the Products be actively promoted in the fifty states of the United States of America and the District of Columbia (the "Territory");

         WHEREAS, Edwards is a company in the medical devices field with experience and expertise in the commercialization and distribution of medical devices;

         WHEREAS, PLC desires to engage Edwards to purchase, resell and distribute the Products in the Territory; and

         WHEREAS, Edwards desires to obtain rights to purchase, resell and distribute the Products in the Territory;

         NOW, THEREFORE, in consideration of the mutual agreements and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

         As used in this Agreement, the following terms shall have the following meanings:

         "Agreement" shall have the meaning set forth in the Recitals.

         "Automatic Renewal Threshold" shall have the meaning set forth in
Section 8.1.

         "Average End User Price" shall have the meaning set forth in Section
7.1.

         "Damages" shall have the meaning set forth in Section 9.2.

         "DBMR" shall have the meaning set forth in Section 2.2.

         "Dispute" shall have the meaning set forth in Section 11.4.

         "Edwards" shall have the meaning set forth in the Recitals.

         "Edwards Facility" shall have the meaning set forth in Section 7.5.

         "Effective Date" shall have the meaning set forth in Section 8.1.

         "Escalation Notice" shall have the meaning set forth in Section 11.4.

         "Estimated End User Price" shall have the meaning set forth in Section 7.1.

         "ETL" shall have the meaning set forth in Section 4.2.

         "FDA" shall have the meaning set forth in Section 4.2.

         "HL-1 Laser System" shall have the meaning set forth in EXHIBIT A.

         "HL-2 Laser System" shall have the meaning set forth in EXHIBIT A.

         "HL-2 Purchase Price" shall have the meaning set forth in Section 7.3.

         "Indemnified Party" shall have the meaning set forth in Section 9.3.

         "Indemnifying Party" shall have the meaning set forth in Section 9.3.

         "Initial Term" shall have the meaning set forth in Section 8.1.

         "PLC" shall have the meaning set forth in the Recitals.

         "PLC Parent" shall have the meaning set forth in the Recitals.

     Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


         "Products" shall have the meaning set forth in the Recitals.

         "Sales and Marketing Option" shall have the meaning set forth in
Section 3.3.

         "Scheduled Employees" shall have the meaning set forth in Section 3.3

         "Services" shall have the meaning set forth in Section 4.5.

         "Territory" shall have the meaning set forth in the Recitals.

         "TMR Disposable Kit" shall have the meaning set forth in EXHIBIT A.

         "Transaction Agreements" shall have the meaning set forth in Section 11.10.

         "Usage Premium" shall mean, with respect to each contract pursuant to which an HL-1 Laser System or HL-2 Laser System is sold, the dollar amount by which the per-usage charge set forth in such contract exceeds the TMR Disposable Kit price set forth in such contract or if the TMR Disposable Kit price is not explicitly stated in such contract, the list price of a TMR Disposable Kit at the time the contract was entered into. In addition, Usage Premium shall also include the amount of any additional payments related exclusively to the use of the applicable Laser System, including, but not limited to, rental or lease payments.

         "Warehouse Retesting" shall mean retesting an HL-2 Laser System to its original factory specifications due to the fact that it has been warehoused by Edwards for longer than the Warehouse Life.

         "Warehouse Life" shall mean [**], unless PLC reasonably determines, at any time during the term of this Agreement, that such period may be extended, but in no event shall such period be extended to more than [**]; provided, however that PLC shall provide Edwards with the data upon which it makes the determination to extend or maintain the Warehouse Life.

     Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


         "Warranty Period" shall mean in the event (a) an HL-2 Laser System is shipped before the expiration of the Warehouse Life, the period from the date of installation until the [**] anniversary of such installation, but not to exceed [**] from the date of shipment to the end user; (b) an HL-2 Laser System is shipped after the expiration of the Warehouse Life and PLC has requested that such HL-2 Laser System be Warehouse Retested and Edwards ships without such Warehouse Retesting, the period from the date of sale to Edwards until the date which is [**] plus the Warehouse Life; (c) a proposed shipment of an HL-2 Laser System would occur after the expiration of the Warehouse Life, and Edwards and PLC agree to the Warehouse Retesting of such HL-2 Laser System, the period from the date of installation until the [**] anniversary of such installation, but not to exceed [**] from the date of shipment to the end user; and (d) a proposed shipment of an HL-2 Laser System would occur after the expiration of the Warehouse Life, and Edwards and PLC agree that Warehouse Retesting of such HL-2 Laser System is not necessary, the period from the date of installation until the [**] anniversary of such installation, but not to exceed [**] from the date of shipment to the end user.


                                   ARTICLE II

                                   APPOINTMENT

         SECTION 2.1. APPOINTMENT. Subject to the terms and conditions contained in this Agreement, PLC hereby appoints Edwards as PLC's exclusive independent distributor of the Products in the Territory. Edwards may not appoint a secondary or sub-distributor to sell the Products without PLC's prior written consent, other than those set forth on Schedule 2.1. PLC shall not appoint any other agents, representatives, or distributors for the purpose of selling the Products in the Territory.

         SECTION 2.2. COMPETITION. Edwards shall not sell any devices in the Territory which directly compete with the Products in the field of myocardial revascularization either intraoperative or percutaneous that uses a device-based channeling means ("DBMR") during the term of this Agreement. Edwards may market and sell medical devices, including, without limitation, products that may be used in connection with revascularization of the heart, as long as such medical devices are not within the field of DBMR and all other medical devices which it is selling as of the date hereof. Edwards does not currently sell any devices in the field of DBMR.

     Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                  ARTICLE III

                          OBLIGATIONS OF DISTRIBUTOR

         SECTION 3.1. GENERAL OBLIGATIONS OF EDWARDS. Edwards shall use commercially reasonable efforts to distribute and sell the Products in the Territory including, without limitation, the following:

         Promote the sale and use of Products in the Territory;

         Provide customer service, including responding to customer inquiries and requests for quotes on Product pricing; and

         Provide invoices to customers and manage accounts receivable and collection responsibilities for sales by Edwards of the Products.

         SECTION 3.2. COSTS AND EXPENSES. Edwards shall bear all the costs and expenses associated with its obligations set forth in this Agreement.

         SECTION 3.3. SALES AND MARKETING OPTION. Edwards shall have the option (the "Sales and Marketing Option") which must be exercised, if at all, upon [**] prior written notice to PLC given during or before the [**] period following the [**]anniversary of the date hereof, to assume full sales and marketing responsibility for the Products in the Territory and to offer employment, subject to Edwards' standard employment qualifications, with base compensation, commission and benefits substantially competitive to those provided by PLC immediately prior to such offer to each PLC employee set forth on Schedule 3.3 (the "Scheduled Employees"), provided they meet the performance criteria set forth on Schedule 3.3. Upon exercise of the Sales and Marketing Option, PLC shall release performance reviews of the Scheduled Employees to Edwards, subject to the waiver of each such employee. If such Scheduled Employee refuses to waive access to his or her performance reviews, such refusal shall constitute a rejection of an offer of employment from Edwards and Edwards shall have no further obligations with respect to such employee and PLC shall be responsible for any severance pay pursuant to the last sentence of this section. If Edwards chooses not to offer employment to any Scheduled Employee that meets the performance criteria set forth on
Schedule 3.3 and Edwards' standard employment qualifications, Edwards shall pay to PLC the amount on Schedule 3.3 per such employee. In the event a Scheduled Employee rejects the employment offer by Edwards, PLC shall be responsible for severance pay to such employee, if any, pursuant to PLC's then existing severance policy, if any.

     Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                  ARTICLE IV

                              OBLIGATIONS OF PLC

         SECTION 4.1. TRANSITION SERVICES. PLC shall and PLC Parent shall cause PLC to provide to Edwards [**] the transition services set forth on
Schedule 4.1 for a period of up to [**] from the Effective Date which services Edwards may terminate in whole or in part at any time prior to the expiration of such [**]period.

         SECTION 4.2. APPROVALS. PLC shall and PLC Parent shall cause PLC to use commercially reasonable efforts to obtain and maintain all approvals and clearances required with respect to the sale of the Products in the Territory, including, without limitation, approvals from the Food and Drug Administration (the "FDA") and the Electrical Testing Laboratory ("ETL").

         SECTION 4.3. LABELING OF PRODUCTS. PLC shall and PLC Parent shall cause PLC to provide and to assume regulatory responsibility for all finished Product and Product-related labeling, including all sales and marketing literature, such that it complies with all applicable laws and regulations in the Territory during the term of this Agreement. All labeling for the Products shall include the statement "Distributed by Edwards Lifesciences LLC, Manufactured by PLC Medical Systems, Inc."

         SECTION 4.4. CLINICAL OR MARKETING STUDIES. PLC shall and PLC Parent shall cause PLC to use commercially reasonable efforts to conduct any clinical study with respect to the Products required by the FDA or other governmental agencies to sell or market the Products in the Territory. All other clinical or marketing studies with respect to the Products that are conducted within the Territory will be approved, funded, and conducted on terms and conditions mutually agreed to by PLC and Edwards.

         SECTION 4.5. INSTALLATION SERVICES AND SERVICES PROVIDED UNDER EXTENDED SERVICE AGREEMENTS. PLC shall and PLC Parent shall cause PLC to provide the services and technical support relating to the Products as set forth on Schedule 4.5 (the "Schedule 4.5 Services"). PLC shall retain all service fees and revenues that it receives from end users for providing the
Schedule 4.5 Services, PROVIDED that PLC shall pay to Edwards a commission of [**]% of all such fees and revenues. If and to the extent that PLC fails to perform its obligation in the first sentence of this Section 4.5, Edwards may provide those Schedule 4.5 Services or contract with a third party to provide those Schedule 4.5 Services. In such event, Edwards shall keep all service fees and revenues resulting therefrom and PLC shall train the personnel (at a rate of $[**] per day)

     Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


performing such Schedule 4.5 Services (whether employed by Edwards or a third party) and provide factory support, including, without limitation, spare parts, technical troubleshooting, and processing product returns. PLC shall also provide Edwards with monthly reports with respect to Product returns and complaints. Edwards shall log in any Products returned by customers to Edwards and return such Products to PLC. If an HL-2 Laser System is installed and the price to be paid by the end user for such installation is less than $[**] per day, PLC shall install such HL-2 Laser System and Edwards shall pay PLC the difference between $[**] and the amount to be paid by the end user per day for such installation, but in no event shall Edwards' payment exceed $[**] per installation.

         SECTION 4.6. WARRANTY AND PREVENTIVE MAINTENANCE SERVICES. PLC shall and PLC Parent shall cause PLC to provide all warranty and two scheduled preventive maintenance services on all HL-2 Laser Systems as set forth on
Schedule 4.6 during the Warranty Period. Edwards shall reimburse PLC for the costs set forth on Schedule 4.6 incurred by PLC in the performance of its obligation in the prior sentence during the Warranty Period, but in no event shall such reimbursement exceed $[**] per HL-2 Laser System. In the event PLC is required to conduct Warehouse Retesting on an HL-2 Laser System, Edwards shall reimburse PLC $[**] per such HL-2 Laser System, upon completion of Warehouse Retesting.

         SECTION 4.7. RECALL OF PRODUCTS. In the event of a recall of any of the Products, PLC shall and PLC Parent shall cause PLC to bear all costs and expenses of such recall, including, without limitation, expenses or obligations to third parties, the cost of notifying customers and end users, and costs associated with the shipment of recalled Products from customers to PLC. Edwards shall cooperate with PLC in effecting any recall of the Products sold by Edwards by producing customer lists and assisting with the notification of customers and end users of the recalled Products.

         SECTION 4.8. PRODUCT LIABILITY INSURANCE. Set forth on Schedule 4.8 is a copy of PLC's product liability insurance policy which is in full force and effect. PLC shall and PLC Parent shall cause PLC to obtain and keep in force during the term of this Agreement a product liability insurance policy in an amount not less than $10,000,000 in a form reasonably acceptable to Edwards. During the term of this Agreement and for a period of [**] following the expiration or termination of this Agreement, such insurance policy shall evidence Edwards and all of its affiliates as additional insured entities and shall provide for written notification to Edwards by the insurer not less than 30 days prior to cancellation, expiration or modification. PLC shall and PLC Parent shall cause PLC to provide a certificate of insurance evidencing compliance with this Section 4.8 to Edwards within 30 days of the date hereof.

     Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

         SECTION 4.9. COSTS AND EXPENSES. PLC shall and PLC Parent shall cause PLC to bear all the costs and expenses associated with PLC's obligations set forth in this Agreement.

                                  ARTICLE V

                             SALES AND MARKETING

         SECTION 5.1. MARKETING PLAN. PLC and Edwards shall jointly execute the marketing plan for the Products set forth in Schedule 5.1 and fund such plan based on the percentages set forth on such schedule during the first six months of the term of this Agreement. During such period, PLC and Edwards shall jointly develop a marketing plan for the Products for the next six months and PLC shall provide [**]% of the funding for such plan and Edwards shall provide the remaining [**]% of the funding. PLC and Edwards shall continue to jointly develop a marketing plan for the Products and provide funding for such plan according to mutually agreeable allocations until such time as Edwards exercises the Sales and Marketing Option.

         SECTION 5.2. SALES PLAN. Edwards and PLC agree to the sales plan set forth on Schedule 5.2. Edwards shall reimburse any out-of-pocket costs for travel incurred by PLC in connection with training Edwards' sales personnel beyond the scope of the training requirements anticipated in Schedule 5.2.

         SECTION 5.3. SALES MATERIAL AND LITERATURE. PLC shall initially provide all sales material and literature for the Products. PLC and Edwards shall jointly develop any new literature. The costs and expenses associated with developing and producing any new literature shall be paid jointly by PLC and Edwards according to the funding percentages set forth in Section 5.1 until such time as Edwards exercises the Sales and Marketing Option. If Edwards exercises such option, Edwards thereafter shall be solely responsible for paying the cost of such literature. Nothing in this Section 5.3 shall have any effects on PLC's obligations set forth in Section 4.3.

         SECTION 5.4. TRAINING AND RETENTION OF SALES PERSONNEL. PLC shall provide products and sales training to all PLC and Edwards sales personnel that are engaged in marketing and selling the Products in the Territory. PLC shall use commercially reasonable efforts to retain the sales personnel set forth on Schedule 3.3. During the term of this Agreement and for a period of [**] after the termination or expiration of this Agreement, neither PLC Parent nor PLC shall hire or solicit for

     Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

employment any of Edwards' personnel without the prior written consent of Edwards. During the term of this Agreement and for a period of one year after the termination or expiration of this Agreement, Edwards shall not hire or solicit for employment any personnel of PLC Parent or PLC without the prior written consent of PLC; PROVIDED, HOWEVER, that if Edwards exercises the Sales and Marketing Option, the foregoing limitations shall be inapplicable to personnel listed or otherwise referenced on Schedule 3.3.

         SECTION 5.5. PERFORMANCE RECORD OF SALES PERSONNEL. PLC shall keep an accurate and complete record of the performance of all Scheduled Employees, including the sales figures for each Scheduled Employee, and will provide quarterly updates to Edwards of the sales figures for each territory.


                                  ARTICLE VI

                            PURCHASE ARRANGEMENTS

         SECTION 6.1. PURCHASE FORECASTS FOR PRODUCTS. PLC and Edwards shall confer monthly and jointly produce a [**] forecast of the expected demand for the Products until such time as Edwards exercises the Sales and Marketing Option. After Edwards exercises such option, for the remaining term of the Agreement, Edwards shall provide quarterly to PLC a [**]forecast of the expected demand for the Products.

         SECTION 6.2. PURCHASER ORDERS; NO MINIMUM PRODUCT QUANTITIES. Edwards shall submit a non-cancelable purchase order to PLC for TMR Disposal Kits for the upcoming calendar quarter on the first day of the month preceding such quarter except that until June 30, 2001, Edwards shall submit non-cancelable purchase orders on a monthly basis for TMR Disposal Kits. Until such time as Edwards exercises the Sales and Marketing Option, Edwards shall submit non-cancelable purchase orders to PLC for HL-2 Laser Systems on an as needed basis. If Edwards exercises such option, thereafter, Edwards shall submit a non-cancelable purchase order to PLC for HL-2 Laser Systems for the upcoming calendar quarter on the first day of the month preceding such quarter. Notwithstanding its provision of demand forecasts for the Products and anything else set forth herein, Edwards shall determine in its sole discretion the quantity of Products it shall purchase and there shall be no minimum purchase requirements for any Products. To the extent that the terms of any purchase order and the terms of this Agreement conflict, the terms of this Agreement shall control.

     Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

         SECTION 6.3. PLACEMENT OF ORDERS. All orders for Products submitted by Edwards shall be initiated by written purchase orders sent to PLC which shall specify the desired delivery date, location and method of transportation for the Products included in such order. With respect to any Product for which Edwards may submit purchase orders to PLC on an as needed basis, Edwards agrees to promptly submit purchase orders to PLC after its receipt of orders from its customers, but, in any event, shall submit purchase orders to PLC within ten business days of its receipt of a customer order. Quarterly purchase orders submitted to PLC by Edwards will indicate the quantity of Products to be delivered for each month of the quarter, provided, however, the quantity for any individual month shall in no case be less than [**]% of the total to be delivered for the entire quarter. The quantity for the quarter shall not exceed [**]% of the most recent forecasted quantity for the quarter. PLC shall use commercially reasonable efforts to deliver the Products on the agreed upon delivery dates set forth in accepted purchase orders, but, in any event, shall make all deliveries within [**] days of the agreed upon delivery dates set forth in accepted purchase orders.


                                 ARTICLE VII

                          PRICING, PAYMENT, SHIPPING

         SECTION 7.1. TMR DISPOSABLE KITS. (a) Edwards shall purchase the TMR Disposable Kits from PLC at [**]% of the Average End User Price. If Edwards exercises the Sales and Marketing Option, thereafter Edwards shall purchase the TMR Disposable Kits from PLC at [**]% of the Average End User Price. The "Average End User Price" shall mean the average of the actual sales price for each TMR Disposable Kit sold during a calendar quarter. Edwards shall calculate the Average End User Price and deliver such calculation to PLC within [**] days after the end of each quarter.

         (b) PLC shall bill TMR Disposable Kits to Edwards on a preliminary basis at [**]% of the Estimated End User Price before Edwards exercises the Sales and Marketing Option and [**]% of the Estimated End User Price after Edwards exercises such option. Through June 30, 2001, the "Estimated End User Price" shall be $[**]. During subsequent quarters of the Agreement, the "Estimated End User Price" shall be equal to the Average End User Price for the most recent quarter that such data is available and calculable.

     Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

         (c) The difference between the preliminary amount billed during a quarter using the Estimated End User Price and the actual amount owed using the Average End User Price shall be credited to Edwards by PLC or paid by Edwards to PLC, as the case may be, within [**] days of the date such Average End User Price is determined. With respect to TMR Disposable Kits that PLC has sold prior to the date of this Agreement to PLC customers using the HL-1 Laser System, but as to which delivery has not yet been requested by the applicable customer, upon such request for delivery PLC shall provide the requested TMR Disposable Kits to Edwards [**], and Edwards shall provide such TMR Disposable Kits to the applicable customer [**].

         (d) Within [**] days of the end of each calendar month, Edwards shall provide to PLC a written report showing, for the month immediately preceding the report, Edwards' sales of the Products, including the name of the customer, the date of the shipment, the price of the Product and the allocation of the price between Edwards and PLC. Edwards shall maintain for at least two years its records, contracts and accounts relating to sales of the Products, and shall permit examination thereof by authorized representatives of PLC at all reasonable times.

         SECTION 7.2. HL-1 LASER SYSTEMS. Edwards shall deliver to PLC [**]% of all Usage Premiums received in connection with the sale of TMR Disposable Kits for use with, and service revenue related to, HL-1 Laser Systems. Edwards shall deliver any and all monies received in connection with the purchase of an HL-1 Laser System to PLC.

         SECTION 7.3. HL-2 LASER SYSTEMS. Subject to any adjustment provided herein, Edwards shall purchase the HL-2 Laser Systems from PLC for $[**] per unit, which amount includes warehousing fees at PLC's facility (the "HL-2 Purchase Price"). In addition, Edwards shall pay PLC [**]% of the amount the HL-2 Laser System end user price exceeds the HL-2 Purchase Price for each such HL-2 Laser System sold. Edwards shall retain the Usage Premiums it receives from each HL-2 Laser System that is placed until the aggregate Usage Premiums received with respect to such HL-2 Laser System equals the[**]. Thereafter, Edwards shall pay PLC [**]% of such Usage Premiums. PLC and Edwards agree to periodically review in good faith the HL-2 Laser Purchase Price and to make adjustments, subject to their mutual agreement, to the HL-2 Purchase Price due to inflation, change in product cost and/or other market or competitive conditions. Edwards shall pay PLC within [**]days of the sale the amount set forth in the column titled "Protection" specified in Schedule
7.3 for each such HL-2 Laser System that is sold to a customer listed on
Schedule 7.3 within three months of Effective Date of this Agreement.

     Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

         SECTION 7.4. PRODUCT ACCESSORIES. Edwards shall purchase from PLC F.O.B PLC's manufacturing facility any Product accessory set forth on
Schedule 7.4 for the transfer price listed for such accessory on Schedule 7.4.

         SECTION 7.5. SHIPPING. At Edwards' request, PLC shall warehouse all HL-2 Laser Systems purchased by Edwards at Edwards' segregated warehouse within PLC's facility ("Edwards Facility"). Until the date [**] days after the date of the termination of the transition services provided in Section 4.1, PLC shall deliver TMR Disposable Kits directly to the end user. Thereafter, PLC shall deliver TMR Disposable Kits directly to Edwards. All prices for the Products shall be F.O.B. PLC's manufacturing facility. The prices will not include any federal, state or local sales, use, excise or value added tax that may be applicable. If PLC has the legal obligation to collect such taxes, the appropriate amount shall be added to Edwards' invoice and paid by Edwards unless Edwards provides PLC with a valid tax exemption certificate authorized by the appropriate taxing authority. PLC shall ship the Products using the method of transportation specified by Edwards in the purchase order. In all cases, title, risk of loss and all responsibility for transportation, insurance and storage shall pass from PLC to Edwards upon transfer of finished HL-2 Laser Systems from PLC to the Edwards Facility and after such transfer PLC shall promptly issue an invoice related thereto to Edwards.

         SECTION 7.6. PAYMENT. Full payment shall be made by Edwards to PLC within [**] days from the invoice date which shall be shipping date for the Products to Edwards.


                                 ARTICLE VIII

                      TERM AND TERMINATION; ANNUAL MEETING

         SECTION 8.1. TERM AND RENEWAL. This Agreement shall commence on the date hereof (the "Effective Date") and be valid for an initial term of five
(5) years ("Initial Term"). Edwards shall have the option to extend the Agreement on the same terms and conditions for an additional term of five (5) years, PROVIDED that the TMR Disposable Kits sold by Edwards, measured for the twelve-month period ending six months prior to the expiration of the Initial Term, are used in at least [**]% of all intraoperative laser-based transmyocardial revascularization procedures in the Territory for such period as measured by a third-party study reasonably acceptable to PLC and Edwards (the "Automatic Renewal Threshold"). If the parties cannot agree on any such study, then they shall jointly commission a study by McKinsey & Company and will be bound by such study. PLC and Edwards shall split the cost of the McKinsey & Company study equally. If the sale of Products by Edwards does not meet the Automatic Renewal Threshold, the parties may agree to extend the Agreement on mutually acceptable terms and conditions.

         SECTION 8.2. IMMEDIATE TERMINATION. This Agreement may be terminated by either Edwards or PLC immediately in the event that (a) any breach by PLC of Section 4.8; (b) any material breach by the other party remains uncured 60 days after written notice containing details of the breach has been delivered to the other party; or (c) the other party shall file for protection from its creditors under any applicable bankruptcy or insolvency laws, shall make an assignment for the benefit of creditors, or shall have a receiver appointed for its property. This Agreement may be terminated by Edwards upon one-year notice, in the event Edwards decides in its sole reasonable discretion that unfavorable market conditions exist for the Products in the Territory.

         SECTION 8.3. ANNUAL MEETING. The chief executive officer of PLC and the executive in charge of the DBMR business for Edwards shall agree to meet annually in order to discuss sales opportunities, current market trends and to keep each other informed of pertinent events and competing products having an impact upon the Products' marketability, including, but not limited to, forecasts as to future demand.


                                  ARTICLE IX

                        WARRANTIES AND INDEMNIFICATION

         SECTION 9.1. WARRANTIES. PLC warrants that (a) it possesses good and marketable title to all Products sold to Edwards under this Agreement; (b) each Product conforms to its specifications and is fit for the purposes and indications described in its labeling; (c) when available for sale in the Territory the Products are or will be manufactured in conformity with all FDA and ETL rules and regulations and applicable laws of the Territory; (d) the Products have or will have obtained FDA approval to market and sell the Products when the Products are available for sale in the Territory; (e) it is the owner or licensor of the entire right, title and interest in the intellectual property relating to the Products and, to the knowledge of PLC and PLC Parent, the use by Edwards of any such intellectual property will not violate any right of any third party; and (f) it complies and will continue to comply with all applicable laws and regulations of the Territory with respect to the Products.

         SECTION 9.2. INDEMNIFICATION BY PLC. PLC and PLC Parent shall indemnify and hold harmless Edwards, its officers, directors, shareholders, employees, parents, successors, affiliates, assigns, customers and users of Products, in each case, from and against any and all costs or expenses (including, without limitation, reasonable attorneys' fees, and the reasonable out-of-pocket expenses of testifying and preparing for testimony and responding to document and other information requests, whether or not a party to such litigation), judgments, fines, losses, claims (whether or not meritorious) and damages (collectively, "Damages"), as incurred, to the extent they relate to, arise out of or are the result of (i) the manufacture by PLC or use of any Products; (ii) the design of any Products or component of the Products not developed exclusively by Edwards; (iii) the failure of the Products to satisfy any warranty made by PLC; (iv) by reason of the sale or use of the Products any claim of infringement of patents, trademarks, trade names, or copyrights, any claim of misappropriation or misuse of trade secrets or information or any similar claim; (v) any claims with respect to any Scheduled Employee arising from actions taken by PLC prior to the date hereof, and (vi) any claims with respect to any Scheduled Employee arising from actions taken by PLC, unrelated to this Agreement, prior to the exercise of the Sales and Marketing Option, provided, however, that such indemnification shall in no event exceed $500,000.

         SECTION 9.3. INDEMNIFICATION BY EDWARDS. Edwards shall indemnify and hold harmless PLC, its successors, affiliates and assigns, in each case, from and against any and all Damages, as incurred, to the extent they relate to, arise out of or are the result of Edwards' gross negligence or willful misconduct in the promotion and sale of the Products by Edwards.

         SECTION 9.4. INDEMNIFICATION PROCEDURES. The party seeking indemnification (the "Indemnified Party") pursuant to this Article IX shall promptly notify the indemnifying party (the "Indemnifying Party"), in writing, of such claim describing such claim in reasonable detail, PROVIDED that the failure to provide such notice shall not affect the obligations of the Indemnifying Party unless and only to the extent it is actually prejudiced thereby. In the event that such claim involves a claim by a third party against an Indemnified Party, the Indemnifying Party shall have 30 days after receipt of such notice to decide whether it will undertake, conduct and control, through counsel of its own choosing (but reasonably acceptable to the Indemnified Party) and at its own expense, the settlement or defense thereof unless (i) the Indemnifying Party is also a party to the proceeding and the Indemnified Party determines in good faith that joint representation would be inappropriate or (ii) the Indemnifying Party fails to provide reasonable assurance to the Indemnified Party of its financial capacity to defend such proceeding, and provide indemnification with respect thereto, and if it so decides, the Indemnified Party shall cooperate with it in connection therewith, PROVIDED that the Indemnified Party may participate in such settlement or defense through counsel chosen by it, and PROVIDED FURTHER that the fees and expenses of such counsel shall be borne by the Indemnified
Party. The Indemnifying Party shall not, without the written consent of the Indemnified Party (which consent shall not be unreasonably withheld, conditioned or delayed), settle or compromise any action, unless such settlement or compromise includes an unconditional release of the Indemnified Party. If the Indemnifying Party does not notify the Indemnified Party within 30 days after the receipt of notice of a claim of indemnity hereunder that it elects to undertake the defense thereof, the Indemnified Party shall have the right to contest, settle or compromise the claim but shall not pay or settle any such claim without the consent of the Indemnifying Party (which consent shall not be unreasonably withheld, conditioned or delayed). The Indemnifying Party and the Indemnified Party shall cooperate fully in all aspects of any investigation, defense, pre-trial activities, trial, compromise, settlement or discharge of any claim in respect of which indemnity is sought pursuant to Article IX, including, but not limited to, providing the other party with reasonable access to employees and officers (including as witnesses) and other information. The remedies provided in this
Article IX will not be exclusive of or limit any other remedies that may be available to the Indemnified Parties.


                                  ARTICLE X

               INTELLECTUAL PROPERTY RIGHTS AND CONFIDENTIALITY

         SECTION 10.1. TRADEMARKS. Edwards shall have the right to indicate to the public that it is an authorized distributor of the Products and to market and sell the Products under the trademarks, service marks and trade names that PLC may adopt from time to time. Edwards shall not alter, obscure or remove any trademarks, service marks or trade names of PLC which are contained on or in or affixed to the Products at the time of shipment. Edwards shall not use any trademarks, service marks or trade names of PLC in connection with any business conducted by Edwards other than dealing with the Products in accordance with the terms of this Agreement. Edwards agrees that its use of the trademarks, service marks and trade names of PLC shall not create in its favor any right, title or interest therein and acknowledges PLC's exclusive right, title and interest thereto. Edwards agrees that it will not use, without PLC's prior written consent, any mark which is similar to or is likely to be confused with any trademarks, service marks or trade names of PLC. Edwards' rights to use the trademarks, service marks and trade names of PLC as set forth in this Section 10.1 shall terminate upon termination or expiration of this Agreement.

         SECTION 10.2. CONFIDENTIAL INFORMATION. In order to avoid disclosure of confidential and proprietary information to any other person, firm or corporation, the parties agree that during the term of this Agreement and for a period of three years from the termination of this Agreement each will treat any such information which is received from one another in writing and clearly marked as "Confidential" or if disclosed orally, which is confirmed in writing as "Confidential" within thirty (30) days of initial disclosure, with the same degree of care that each employs with respect to its own information which it does not desire to have published or disseminated. It is understood that each party shall be liable for any unauthorized disclosure should it fail to safeguard the disclosed information with such care. This obligation shall survive the termination or expiration of this Agreement. The parties shall not have any obligation with respect to such information which is:

         (a) independently developed by the receiving party without the benefit of the disclosure or is already known to the receiving party at the time of the disclosure, as evidenced by written documentation;

         (b) publicly known or becomes publicly known without the wrongful act or breach of this Agreement by the receiving party; or

         (c) rightfully received by the receiving party from a third-party who is not under any obligation of confidentiality or trade secret obligation to the originating party.


                                   ARTICLE XI

                                  MISCELLANEOUS

         SECTION 11.1. RELATIONSHIP. The relationship of Edwards and PLC established by this Agreement is of independent contractors and not agents (except as set forth in Section 2.1), and nothing in this Agreement shall be construed:

         (a) To give either party the power to direct or control the daily activities of the other party beyond the obligations imposed on Edwards and PLC, respectively, by this Agreement;

         (b) To constitute the parties as partners, joint ventures, co-owners or otherwise as participants in joint undertaking; or

         (c) To allow either party to create or assume any obligation on behalf of the other party for any purpose whatsoever. The purchase, promotion, and resale of, or any other legal transactions concerning the Products hereunder shall be carried out in the name of and for the account of Edwards as principal, and Edwards shall not enter into any agreement with third persons binding in any way on PLC.

          SECTION 11.2. NO CONFLICT. Each party represents and warrants to the other parties that it is not subject to any contractual obligation or restraint which will materially interfere with its right and ability to perform pursuant to the terms of this Agreement.

          SECTION 11.3. GOVERNING LAW. This Agreement shall be governed by, interpreted under, and construed in accordance with the internal laws of the State of New York, including, without limitation, Sections 5-1401, 5-1402 of the New York General Obligations Law and New York Civil Practice Laws and Rules 327(b).

          SECTION 11.4. ESCALATION. Edwards and PLC (and/or PLC Parent) will attempt in good faith to resolve expeditiously any dispute, claim or controversy arising out of or relating to this Agreement (the "Dispute") promptly by negotiations between executives who have authority to settle the controversy and who are at a higher level of management than the persons with direct responsibility for the administration of this Agreement. Either party may give the other party written notice (the "Escalation Notice") of any Dispute not resolved in the normal course of business. Within 15 days after delivery of the Escalation Notice, the receiving party shall submit to the other a written response. The Escalation Notice and the response thereto shall include (a) a statement of each party's position and a summary of arguments supporting that position, and (b) the name and title of the executive who will represent that party and of any other person who will accompany the executive. Within 30 days after delivery of the Escalation Notice, the executives of both parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to attempt to resolve the Dispute. All reasonable requests for information made by one party to the other will be honored. All negotiations pursuant to this clause are confidential and shall be treated as compromise and settlement negotiations for purposes of applicable rules of evidence. The parties shall attempt to resolve any Dispute pursuant to the procedure set forth in this
Section 11.4 for a period up to 60 days from the date of delivery of the Escalation Notice before resorting to other available remedies; PROVIDED, HOWEVER, nothing contained in this Section 11.4 shall prevent any party from resorting to judicial process if injunctive or other equitable relief from a court is necessary to prevent serious and irreparable injury to it or to others. The use of the procedure set forth in this Section 11.4 will not be construed under the doctrine of laches, waiver or estoppel to affect adversely any party's right to assert any claim or defense.

          SECTION 11.5. JURISDICTION AND CONSENT TO SERVICE. In accordance with the laws of the State of New York, and without limiting the jurisdiction or venue of any other court, the parties (a) agree that any suit, action or proceeding arising out of or relating to this Agreement shall be brought solely in the state or federal courts of New York; (b) consent to the exclusive jurisdiction of each such court in any suit, action or proceeding relating to or arising out of this Agreement; (c) waive any objection which any of them may have to the laying of venue in any such suit, action or proceeding in any such court; and (d) agree that service of any court paper in any such suit, action or proceeding may be made in any manner as may be provided under the applicable laws or court rules governing service of process in such court.

          SECTION 11.6. NOTICES. All notices, demands, requests, consents, approvals or other communications required or permitted to be given hereunder or which are given with respect to this Agreement shall be in writing and shall be delivered (charges prepaid, receipt confirmed or return receipt requested (if available)) by hand, by nationally recognized air courier service, by certified mail or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Notice shall be deemed given and effective (i) if delivered by hand or by nationally recognized courier service, when delivered at the address specified in this Section 11.6 (or in accordance with the latest unrevoked written direction from such party), (ii) if by certified mail, upon mailing or (iii) if given by facsimile when such facsimile is transmitted to the fax number specified in this Section 11.6 (or in accordance with the latest unrevoked written direction from such party), provided the appropriate confirmation is received.

                    To PLC:

                            PLC Systems Inc.
                            10 Forge Park
                            Franklin, MA 02038
                            Attention:  Chief Executive Officer
                            Fax: (508) 541-7990

                    with a copy (which shall not constitute notice) to:

                            Hale and Dorr LLP
                            60 State Street
                            Boston, MA  02109
                            Attention:  Steven D. Singer, Esq.
                            Fax: (617) 526-5000

                    To Edwards:

                            Edwards Lifesciences LLC
                            One Edwards Way
                            Irvine, California 92614
                            Attention:  Associate General Counsel
                            Fax: (949) 250-6850
                     with a copy (which shall not constitute notice) to:

                            Skadden, Arps, Slate, Meagher & Flom LLP
                            300 South Grand Avenue, Suite 3400
                            Los Angeles, California  90071-3144
                            Attention:  Joseph J. Giunta, Esq.
                            Fax: (213) 687-5600

          SECTION 11.7. INTERPRETATION. When a reference is made in this Agreement to a Section, Schedule or Exhibit, such reference shall be to a Section, Schedule or Exhibit of this Agreement unless otherwise indicated. When a reference is made in this Agreement to a specific Schedule, such reference shall be deemed to include, to the extent applicable, all the other Schedules. The table of contents, table of definitions, titles and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. When the words "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." All accounting terms not defined in this Agreement shall have the meanings determined by generally accepted accounting principles as of the date hereof. All capitalized terms defined herein are equally applicable to both the singular and plural forms of such terms.

          SECTION 11.8. SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the parties shall negotiate in good faith with a view to the substitution therefore of a suitable and equitable solution in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid provision; PROVIDED, HOWEVER, that the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

          SECTION 11.9. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which shall, taken together, be considered one and the same agreement, it being understood that the parties need not sign the same counterpart.

          SECTION 11.10. ENTIRE AGREEMENT; NO THIRD PARTY BENEFICIARIES. This Agreement and the other Transaction Agreements (as such term is defined in the Securities Purchase Agreement, dated as of January 7, 2001, by and among Edwards Lifesciences Corporation, PLC and PLC Parent), including all exhibits hereto and thereto, by and among the parties hereto, constitute the entire agreement of the parties with respect to the subject matter hereof and supersede all prior and contemporaneous agreements, representations, understandings, negotiations and discussions between the parties, whether oral or written, with respect to the subject matter hereof; and

         shall be binding upon and shall inure to the benefit of each of the parties hereto and thereto and their respective successors and permitted assigns and is not intended to confer any rights, remedies or benefits on any Persons other than as expressly set forth in this Section 11.10.

          SECTION 11.11. AMENDMENTS AND MODIFICATIONS; WAIVERS AND EXTENSIONS.

         No amendment, modification or termination of this Agreement shall be binding upon any other party unless executed in writing by the parties hereto intending to be bound thereby.

         Any party to this Agreement may waive any right, breach or default which such party has the right to waive; provided that such waiver will not be effective against the waiving party unless it is in writing, is signed by such party, and specifically refers to this Agreement. Waivers may be made in advance or after the right waived has arisen or the breach or default waived has occurred. Any waiver may be conditional. No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof nor of any other agreement or provision herein contained. No failure or delay in exercising any right, power or privilege hereunder shall be deemed a waiver or extension of the time for performance of any other obligations or acts nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

          SECTION 11.12. ASSIGNMENT. Neither this Agreement nor any of the rights, duties or obligations hereunder may be assigned or delegated by any of the parties hereto without the prior written consent of PLC or Edwards, as the case may be, which may be withheld in its sole discretion except that Edwards may assign all its rights and obligations to any subsidiary of Edwards Lifesciences Corporation. Any attempted assignment or delegation of rights, duties or obligations hereunder in contravention hereof shall be void and of no effect.

          SECTION 11.13. EXHIBITS. Each of the exhibits referred to herein and attached hereto is an integral part of this Agreement and is incorporated herein by reference.

          SECTION 11.14. EXPENSES. Except as otherwise provided in this Agreement, each party to this Agreement shall bear its respective expenses incurred in connection with the preparation, execution, and performance of this Agreement and the transactions contemplated hereby, including all fees and expenses of agents, representations, counsel and accountants.

          SECTION 11.15. NO CONSEQUENTIAL OR PUNITIVE DAMAGES. If any party claims any breach of this Agreement by the other party or otherwise becomes dissatisfied with any matter relating hereto or arising herefrom, it shall have no right to seek consequential or punitive damages and each party hereby waives any right it may have to seek such punitive or consequential damages.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                 PLC SYSTEMS INC.

                 By:   /s/ JAMES G. THOMASCH
                       --------------------------------------------------------
                       Name: James G. Thomasch
                       Title: Senior Vice President and Chief Financial Officer


                 PLC MEDICAL SYSTEMS, INC.

                 By:   /s/ JAMES G. THOMASCH
                       --------------------------------------------------------
                       Name: James G. Thomasch
                       Title: Senior Vice President and Chief Financial Officer


                 EDWARDS LIFESCIENCES LLC

                 By:   /s/ JOHN H. KEHL, JR.
                       --------------------------------------------------------
                       Name:  John H. Kehl, Jr.
                       Title: Corporate Vice President

     Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                    EXHIBIT A

                             DESCRIPTION OF PRODUCTS


1.       HL-2 LASER SYSTEM INCLUDING:

                  [**]

2.       TMR DISPOSABLE KIT INCLUDING:

                  [**]



Products shall also include [**] and or [**] the products, [**] and [**] products [**] in the field [**].

Products do not include the HL-1 Laser System.

                                  SCHEDULE 2.1

                                  DISTRIBUTORS


1.  Criticor (West Coast)

2.  Central Medical (Wisconsin, Minnesota)

     Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                  SCHEDULE 3.3

                                 SALES PERSONNEL

CAPITAL SALES REPRESENTATIVES
-----------------------------

[**]

MANAGER OF CLINICAL TRAINING
----------------------------

[**]CLINICAL SPECIALISTS
    --------------------
[**]

(i)      $[**]

(ii) A ranking of no less than "satisfactory" (or PLC's equivalent) on the most recent performance review immediately prior to Edwards' exercise of the Sales and Marketing Option.

                                  SCHEDULE 4.1

                               TRANSITION SERVICES

1. Customer service: Provide seamless support to customers during transition to include order placement, returns, problem resolution, questions, etc. In addition, provide support and data to Edwards Customer Service relative to customers, products and the sales force.

2. Invoicing: Provide accounts receivable support to customers during transition to include invoicing, collections, problem resolution, questions, etc. In addition, provide support and data to Edwards Accounts Receivable relative to customers, aging and other information.

                                  SCHEDULE 4.5

   INSTALLATION SERVICES AND SERVICES RELATING TO EXTENDED SERVICE AGREEMENTS

Installation Support Service includes:

         (i)      installation of HL-2 Laser System at hospital

         (ii)     laser operator in-service training at hospital

Extended Service Agreements can include:

                  all or part of the services defined in Schedule 4.6. The exact services are detailed in extended service contract agreements with the customer and are tailored to the customer requirements.

PLC is not responsible for the re-installation or transportation of the Product among multiple facilities.

     Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                                  SCHEDULE 4.6

                  WARRANTY AND PREVENTIVE MAINTENANCE SERVICES

Preventive Maintenance are planned services which include:
         (i)      Cleaning of optics
         (ii)     In-service for any new operating room personnel
         (iii)    Calibration of energy readings
         (iv)     Safety checks
         (v)      Replacement of air purge filter
         (vi) any adjustments to make the product meet performance specifications

Warranty Service is unplanned services which include:
         (i) any necessary travel, labor and material expense to repair or replace a defective product or product component that is not meeting published PLC performance specifications.

"costs" shall include all material costs at PLC's fully absorbed standard manufacturing cost and labor and travel-related costs for PLC personnel calculated at the rate of $[**] per day, billed in whole day increments.

                                  SCHEDULE 4.8

                           PRODUCT LIABILITY INSURANCE

                                 To be provided.

                                  SCHEDULE 5.1

                                 MARKETING PLAN

                                 To be provided.

     Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                                  SCHEDULE 5.2

                                   SALES PLAN


PLC and Edwards have developed a joint sales strategy to drive utilization during the [**] agreement. Edwards and PLC anticipate [**] based on the [**]. Specific objectives, actions and activities to accomplish the goals are highlighted below and the details are supported by the jointly developed master Sales Plan.

Objective:        [**].

Expectation:      Edwards sales organization will develop skill sets that allow them to successfully manage the process of increasing kit sales by gaining necessary knowledge & devoting time needed to drive procedural increases in assigned territory.

Action:           [**] will be established for the [**] in [**].

Activities:       The following activities have been scheduled [**];


            ACTIVITY                LOCATION           DATE              ATTENDEES
            --------                --------           ----              ---------

A. Implementation/Launch            Chicago            [**]               PLC/EW

B. Training-Patient Selection       STS                [**]               EW/PLC

C. Edwards National Meeting         Irvine, CA         [**]               EW/PLC mgmt

D. Combine Training Event           not determined     [**]               EW/PLC

E. Combine Training Event           not determined     [**]               EW/PLC

F. PLC representatives [**] assist in the attainment of sales objectives.

*Measurements will be established to monitor progress in key areas.

     Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                                  SCHEDULE 7.3

                           HL-2 LASER SYSTEM CUSTOMERS


EST. COMMISSION
ACCOUNT                    CITY              REP              DEAL              CLOSE          PROTECTION

[**]                       [**]             [**]              [**]              [**]             $[**]

[**]                       [**]             [**]              [**]              [**]             $[**]

[**]                       [**]             [**]              [**]              [**]             $[**]

[**]                       [**]             [**]              [**]              [**]             $[**]

[**]                       [**]             [**]              [**]              [**]             $[**]

[**]                       [**]             [**]              [**]              [**]             $[**]

     Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                                  SCHEDULE 7.4

                               PRODUCT ACCESSORIES


                                                                          PLC      EDWARDS   SHIPPING     SHIPPING
  PART                            MODEL                      SHELF       SALE     TRANSFER    WEIGHT     DIMENSIONS
 NUMBER      DESCRIPTION         USED ON         QTY   UNIT  LIFE        PRICE      PRICE      (LBS)      (INCHES)      NOTES:
-------    -----------------     ---------      ----   ----  -----       -----    ---------  --------    ----------   --------

EP00100    Footswitch             both           1ea          n/a        $[**]      $[**]       8           12x6.5x5.5
FL00002    Safety Goggles         both           1ea          n/a        $[**]      $[**]       1          7.5x6.5x5.5
                                                                                                                       Fedex
           Remote Enable                                                                                               small
SB00056    Cable                  both           1ea          n/a        $[**]      $[**]       1             11x13x1.5box
                                                                                                                       Fedex
                                                                                                                       small
SB00076    Lens Cell              both           1ea          n/a        $[**]      $[**]       1             11x13x1.5box
                                                                                                                       Fedex
                                                                                                                       small
CA00097    ECG Trunk Cable        HL-2           1ea          n/a        $[**]      $[**]       1             11x13x1.5box
                                                                                                                       Fedex
                                                                                                                       small
CA00098    ECG 5 Lead Set         HL-2           1ea          n/a        $[**]      $[**]       1             11x13x1.5box
                                                                                                                       Fedex
           Filter, Hepa, 0.3                                                                                           small
FL00004    micron                 HL-2           1ea          n/a        $[**]      $[**]       1             11x13x1.5box
                                                                                                                       Fedex
           HL-2 Operators                                                                                              medium
LA00181    Manual                 HL-2           1ea          n/a        $[**]      $[**]7      3         13.5x11.5x2.5box
                                                                                                                       Fedex
                                                                                                                       small
LA00202    Warning Sign HL-2      HL-2           1ea          n/a        $[**]      $[**]       1             11x13x1.5box